      As filed with the Securities and Exchange Commission on April 7, 1999
                                                  Registration No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM S-8(1)

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       ----------------------------------

                               THOMAS GROUP, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     72-0843540
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


5221 NORTH O'CONNOR BOULEVARD, SUITE 500                75039-3714
              IRVING, TEXAS                             (Zip Code)
(Address of Principal Executive Offices)


                             1997 STOCK OPTION PLAN
                   AMENDED AND RESTATED 1988 STOCK OPTION PLAN
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                            (Full title of the plans)

                       ----------------------------------

                               J. THOMAS WILLIAMS
                                    PRESIDENT
                               THOMAS GROUP, INC.
                    5221 NORTH O'CONNOR BOULEVARD, SUITE 500
                            IRVING, TEXAS 75039-3714
                                 (972) 869-3400
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:

                                  DAVID H. ODEN
                              HAYNES AND BOONE, LLP
                             3100 NATIONSBANK PLAZA
                                 901 MAIN STREET
                            DALLAS, TEXAS 75202-3787
                                 (214) 651-5000

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                               Proposed              Proposed
Title of Securities         Amount         Maximum Offering     Maximum Aggregate
 To Be Registered      To Be Registered   Price per Share(2)    Offering Price(2)    Amount of Registration Fee(2)
------------------------------------------------------------------------------------------------------------------
COMMON STOCK,
$.01 PAR VALUE........    1,550,000            $9.032             $13,999,600                 $3,891.90
==================================================================================================================

(1) This Registration Statement on Form S-8 also constitutes a post-effective amendment to the Registrant's Registration Statement on Form S-3, SEC file number 333-39135 to remove from registration 1,400,000 shares of the Registrant's Common Stock, $.01 par value per share, covered by that registration statement that were unsold at the termination of the offering covered by that registration statement.

(2) Estimated pursuant to Rule 457(h)(1) solely for the purpose of calculating the registration fee based on the average of the high and low price of the Common Stock, as registered on the NASDAQ National Market, on March 31, 1999.


PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS CONTAINING THE INFORMATION SPECIFIED IN PART 1 OF FORM S-8 WITH RESPECT TO SECURITIES COVERED BY THIS REGISTRATION STATEMENT WILL BE USED IN CONNECTION WITH SECURITIES PREVIOUSLY REGISTERED ON FORM S-8 UNDER REGISTRATION STATEMENT NO. 33071752.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by Thomas Group, Inc. (the "Registrant" or the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated here by reference:

        (a) The Registrant's latest annual report filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

        (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual report referred to in (a) above.

        (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statements on Form 8-A as filed with the Commission on July 2, 1993, and on July 16, 1998.

        (d) All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, will be deemed to be incorporated by reference in, and to be a part of, this Registration Statement from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Registrant is empowered by Section 145 of the Delaware General Corporation Law, subject to the procedures and limitations stated therein, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an officer, employee, agent or director of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Registrant may indemnify any such person against expenses (including attorneys' fees) in an action by or in right of the Registrant under the same conditions, except that no indemnification is permitted without


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

judicial approval if such person is adjudged to be liable to the Registrant. To the extent such person is successful on the merits or otherwise in the defense of any action referred to above, the Registrant must indemnify him against the expenses which he actually and reasonably incurred in connection therewith.

        The Registrant's Certificate of Incorporation and Bylaws provide broadly for the indemnification of the officers and directors of the Registrant. In addition, the Registrant's Certificate of Incorporation provides that, to the fullest extent permitted by the Delaware General Corporation Law, a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

        The Registrant has entered into indemnification agreements with its directors and certain officers. These agreements provide that the Registrant will indemnify such persons against all costs and expenses incurred in connection with legal proceedings that arise by reason of the fact that such person is or was an officer or director of the Registrant. These agreements continue until the conclusion of all legal proceedings brought within ten years after such individual has ceased to be a director or officer of the Company.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        Exhibit No.                                 Exhibit

            3.1 Restated Certificate of Incorporation of the Registrant (incorporated here by reference to Exhibit
                       3.1 to the Company's Registration Statement on Form S-1 filed with the Commission on June 15, 1993, Registration No. 33-64492) (the "1993 Form S-1").

            3.2        Amendment to the Restated Certificate of
                       Incorporation (incorporated here by reference to Exhibit 3.2 to the 1993 Form S-1).

            3.3        Amendment to the Restated Certificate of
                       Incorporation (incorporated here by reference to Exhibit 3.3 to the 1993 Form S-1).

            3.4        Amendment to the Restated Certificate of
                       Incorporation (incorporated here by reference to Exhibit 3.4 to the 1993 Form S-1).

            3.5 Rights Agreement, dated as of July 9, 1998, by and between Thomas Group, Inc. and Harris Trust and Savings Bank, as Rights Agent, including exhibits thereto (incorporated here by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Commission on July 16, 1998).

            3.6 Amended and Restated Bylaws (incorporated here by reference to Exhibit 3.5 to the 1993 Form S-1).

            3.7 Amended and Restated 1988 Stock Option Plan (incorporated here by reference to Exhibit 10.14 to the 1993 Form S-1).

       3.8      1997 Stock Option Plan.

       3.9      Amended and Restated 1992 Stock Option Plan.

       5.1      Opinion of Roger A. Crabb, Esq., Counsel for Thomas Group, Inc.

       23.1     Consent of BDO Seidman, LLP.

       23.2     Consent of Roger A. Crabb, Esq. (included in 5.1).

       24.1     Power of Attorney of the Directors (included on signature page).

ITEM 9. UNDERTAKINGS.

        (a) The Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


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

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 7, 1999.

                                         THOMAS GROUP, INC.


                                         By:
                                            -----------------------------------
                                            J. Thomas Williams, President

        KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints J. Thomas Williams and Roger A. Crabb, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place, and stead, in any and all capacities, to sign, execute, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this registration statement on Form S-8 under the Securities Act of 1933, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                Title                   Date
           ---------                                -----                   ----

/s/ JOHN T. CHAIN, JR.
--------------------------------           Chairman of the Board        April 7, 1999
John T. Chain, Jr.                         and Director

/s/ J. THOMAS WILLIAMS
--------------------------------           President,                   April 7, 1999
J. Thomas Williams                         Chief Executive Officer,
                                           and Director

/s/ LELAND L. GRUBB, JR.
--------------------------------           Vice President,              April 7, 1999
Leland L. Grubb, Jr.                       Chief Financial Officer,
                                           and Treasurer


/s/ JAMES E. DYKES
--------------------------------           Director                     April 7, 1999
James E. Dykes

/s/ RICHARD A. FREYTAG
--------------------------------           Director                     April 7, 1999
Richard A. Freytag

/s/ DAVID B. MATHIS
--------------------------------           Director                     April 7, 1999
David B. Mathis

/s/ ALEXANDER W. YOUNG
--------------------------------           Director                     April 7, 1999
Alexander W. Young

                                INDEX TO EXHIBITS

Exhibit
   No.      Exhibit
-------     -------

3.1         Restated Certificate of Incorporation of the Registrant
            (incorporated here by reference to Exhibit 3.1 to the Company's
            Registration Statement on Form S-1 filed with the Commission on June
            15, 1993, Registration No. 33-64492) (the "1993 Form S-1").

3.2 Amendment to the Restated Certificate of Incorporation (incorporated here by reference to Exhibit 3.2 to the 1993 Form S-1).

3.3 Amendment to the Restated Certificate of Incorporation (incorporated here by reference to Exhibit 3.3 to the 1993 Form S-1).

3.4 Amendment to the Restated Certificate of Incorporation (incorporated here by reference to Exhibit 3.4 to the 1993 Form S-1).

3.5         Rights Agreement, dated as of July 9, 1998, by and between Thomas
            Group, Inc. and Harris Trust and Savings Bank, as Rights Agent, including exhibits thereto (incorporated here by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Commission on July 16, 1998).

3.6 Amended and Restated Bylaws (incorporated here by reference to Exhibit 3.5 to the 1993 Form S-1).

3.7 Amended and Restated 1988 Stock Option Plan (incorporated here by reference to Exhibit 10.14 to the 1993 Form S-1).

3.8         1997 Stock Option Plan.

3.9         Amended and Restated 1992 Stock Option Plan.

5.1         Opinion of Roger A. Crabb, Esq., Counsel for Thomas Group, Inc.

23.1        Consent of BDO Seidman, LLP.

23.2        Consent of Roger A. Crabb, Esq. (included in 5.1).

24.1        Power of Attorney of the Directors (included on signature page).



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